UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



            Date of Report (Date of earliest event reported):
                             June 14, 2004



                   FOODARAMA SUPERMARKETS, INC.
---------------------------------------------------------------
        (Exact name of registrant as specified in charter)



   New Jersey                  1-5745-1       21-0717108
---------------------------------------------------------------
(State or other jurisdiction  (Commission     (IRS Employer
   of incorporation)           File Number)  Identification No.)



Building 6, Suite 1, 922 Highway 33, Freehold, New Jersey 07728 (Address of principal executive offices) (Zip code)



Registrant's telephone number, including area code:(732)462-4700

Item 7.  Financial Statements and Exhibits
------------------------------------------

         (c)  Exhibits

         Exhibit No.          Description
         -----------          -----------

         99.1                 Press Release, dated June 14, 2004,
                              of Foodarama Supermarkets, Inc. Re:
                              Consolidated Financial Results





Item 12. Results of Operations and Financial Condition



         On June 14, 2004, Foodarama Supermarkets, Inc. issued a press release announcing its consolidated financial results for its second quarter ended May 1, 2004. A copy of the press release is furnished as Exhibit 99.1 to this current report.

      The information furnished under Item 12 of this current report, including
Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             FOODARAMA SUPERMARKETS, INC.
                             ----------------------------
                                  (REGISTRANT)


                             By: /S/ Michael Shapiro
                                 Michael Shapiro
                                 Senior Vice President
                                 Chief Financial Officer


Date: June 14, 2004

                                                                  EXHIBIT 99.1

                                          Foodarama Supermarkets, Inc.
                                          Building 6, Suite 1
                                          922 Highway 33
                                          Freehold, N.J. 07728

                                          CONTACT:    Michael Shapiro
                                                      Senior Vice President
                                                      Chief Financial Officer
                                                      (732) 294-2270



FOR IMMEDIATE RELEASE

FOODARAMA SUPERMARKETS, INC. REPORTS
SECOND QUARTER AND SIX MONTHS  RESULTS


      Freehold, N.J., June 14, 2004 -- Foodarama Supermarkets, Inc. (ASE-FSM) today announced that sales for the 13 weeks ended May 1, 2004 totaled $279,043,000, compared to $254,578,000 in the prior year period. Same store sales from the twenty two stores operated in both periods increased 2.7% period to period. Sales for the current quarter included the operations of new locations in North Brunswick, Hamilton and Lawrenceville, New Jersey opened in May 2003, October 2003 and April 2004, respectively. The location in North Brunswick replaced an older, smaller store.

      In the current quarter net income was $956,000 or $.93 per diluted share. The Company's earnings before interest taxes, depreciation and amortization ("EBITDA") for the second quarter ended May 1, 2004 were $10,341,000.

      For the thirteen weeks ended May 3, 2003 net income was $128,000 or $.13 per diluted share. The Company's EBITDA for the second quarter ended May 3, 2003 were $7,570,000.

      Sales for the 26 weeks ended May 1, 2004 were $573,758,000 compared to $511,669,000 in the prior year period. Same store sales from the twenty stores in operation in both periods increased 3.0% period to period. Sales for the current 26 week period included the operations of the new Woodbridge, Ewing, North Brunswick, Hamilton and Lawrenceville, New Jersey locations. The Woodbridge and Ewing stores opened in December 2002 and January 2003, respectively. The locations in Woodbridge and North Brunswick replaced older, smaller stores.

      For the 26 weeks ended May 1, 2004 the Company reported net income of $2,196,000 or $2.15 per diluted share. The Company's EBITDA for the six months ended May 1, 2004 were $20,910,000.

      For the 26 weeks ended May 3, 2003 net income was $477,000 or $.47 per diluted share. The Company's EBITDA for the six months ended May 3, 2003 were $14,356,000.

      EBITDA is presented because management believes that EBITDA is a useful supplement to net income and other measurements under accounting principles generally accepted in the United States since it is a meaningful measure of a company's performance and ability to meet its future debt service requirements, fund capital expenditures and meet working capital requirements. EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States and should not be considered as an alternative to (i) net income (or any other measure of performance under generally accepted accounting principles) as a measure of performance or (ii) cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. The following table reconciles reported net income to EBITDA:



                           Thirteen Weeks Ended           Twenty Six Weeks Ended
                           --------------------           ----------------------
                        May 1, 2004    May 3, 2003      May 1, 2004  May 3, 2003
                        ------------   -----------      -----------  -----------

Net income              $  956,000     $   128,000      $ 2,196,000  $   477,000
Add:
 Interest expense, net   3,817,000       2,970,000        7,574,000    5,254,000
 Income tax provision      587,000          85,000        1,347,000      318,000
 Depreciation            4,881,000       4,289,000        9,566,000    8,121,000
 Amortization              100,000          98,000          227,000      186,000
                        ----------     -----------      -----------  -----------

EBITDA                 $10,341,000     $ 7,570,000      $20,910,000  $14,356,000
                       ===========     ===========      ===========  ===========

                  FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES
                  Consolidated Operating Highlights (Unaudited)





For the 13 Weeks Ended                        May 1, 2004            May 3, 2003
------------------------                      -----------            -----------


Sales................................       $ 279,043,000          $ 254,578,000
Net income ..........................             956,000                128,000
Net  income per diluted share........                $.93                   $.13
Average shares outstanding...........           1,026,595              1,011,948
EBITDA...............................       $  10,341,000          $   7,570,000



For the 26 Weeks Ended                        May 1, 2004          May 3, 2003
----------------------                        -----------          -----------

Sales................................       $ 573,758,000          $ 511,669,000
Net income...........................           2,196,000                477,000
Net  income  per diluted share.......               $2.15                   $.47
Average shares outstanding...........           1,020,607              1,014,500
EBITDA...............................       $  20,910,000         $   14,356,000